SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 12, 2007
                                                         -----------------


                           GREENMAN TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   1-13776                   71-0724248
----------------------------      -----------                -------------
(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation)            File Number)             Identification No.)


                              12498 Wyoming Ave So.
                                Savage, MN 55378
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (781) 224-2411
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01. Change in Registrant's Certifying Accountant

      On February 12, 2007, our Board of Directors selected the firm of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd., independent certified public accountants, to serve as auditors for the fiscal year ending September 30, 2007. Schechter, Dokken, Kanter, Andrews & Selcer, Ltd., based in Minneapolis, Minnesota, has assisted our former auditor, Wolf & Company, P.C., in our annual audits during the past eight years. Given the relocation of corporate headquarters from Massachusetts to Minnesota during fiscal 2006, our Board deemed it appropriate to select a local firm to serve as our auditor commencing fiscal 2007.

      The report of Wolf & Company, P.C. on our financial statements for the fiscal year ended September 30, 2005 (but not the fiscal year ended September 30, 2006) indicated a substantial doubt about our ability to continue as a going concern. Except for this "going concern" qualification, Wolf & Company, P.C.'s reports with respect to our last two fiscal years did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and the subsequent interim period we had no disagreements with Wolf & Company, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Wolf & Company, P.C. would have caused Wolf & Company, P.C. to make reference to the matter in its report.

      As indicated, Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. has assisted Wolf & Company, P.C. in our annual audits during the past eight years. During the two most recent fiscal years, and any subsequent interim period prior to engaging Schechter, Dokken, Kanter, Andrews & Selcer, Ltd., however, neither we (nor anyone on our behalf) consulted Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event.

      We have requested Wolf & Company, P.C. to furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated February 12, 2007, is filed as Exhibit 16 to this Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

      (d) Exhibits

          Exhibit 16.  Letter from Wolf & Company, P.C., dated February 12, 2007

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GREENMAN TECHNOLOGIES, INC.
                                           (Registrant)

                                    By: /s/ Charles E. Coppa
                                        --------------------
                                        Charles E. Coppa
                                        Chief Financial Officer

Date: February 12, 2007